PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                              [X]

Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

         [X]      Preliminary Proxy Statement

         [ ]      Definitive Proxy Statement

         [ ]      Definitive Additional Materials

         [ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12



                                LASERMEDICS, INC.
                (Name of Registrant as specified in its Charter)


                                LASERMEDICS, INC.
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

         [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(I)(1) or 14a-6(j)(2)

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                  Act Rule 14a-6(I)(3)

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

                  (1) Title of each class of securities to which the transaction applies: NOT APPLICABLE

                  (2) Aggregate number of securities to which the transaction applies: NOT APPLICABLE

                  (3) Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11: NOT APPLICABLE (4) Proposed maximum aggregate value of the transaction: NOT APPLICABLE


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

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                                LASERMEDICS, INC.
                            120 INDUSTRIAL BOULEVARD
                               SUGARLAND, TX 77478

                                  June 24, 1996

Dear Shareholder:

         You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") of Lasermedics, Inc. (the "Company") to be held on Thursday, July 18, 1996 at 10:00 a.m., Houston, Texas time, at the Westin Galleria Hotel, San Felipe Room, located at 5060 West Alabama, Houston, Texas 77056.

         At the Annual Meeting you will be asked to (i) elect six new directors of the Company, (ii) approve certain amendments to the Company's Articles of Incorporation (the "Charter Amendments"), (iii) approve the Company's 1996 Incentive Stock Plan (the "Incentive Plan"); and (iv) approve the Company's 1996 Amended and Restated Non-Employee Director Stock Option Plan (the "Director Plan").

         In view of the importance of the actions to be taken at the Annual Meeting, you are urged to read the accompanying Proxy Statement carefully, and regardless of the number of shares you own, we request that you complete, sign, date and return the enclosed Proxy Card promptly in the accompanying prepaid envelope. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your Proxy Card. The Company's Board of Directors believes that the election of each of the director-nominees and the approval of the Charter Amendments, the Incentive Stock Plan and the Director Plan are each in the best interest of the Company and its shareholders and therefore strongly recommends that you vote FOR each of the directors nominated by the Company and FOR approval of the Charter Amendments, the Incentive Plan and the Director Plan.

                                      /s/ MICHAEL M. BARBOUR,
                                          President and Chief Executive Officer

                                LASERMEDICS, INC.
                            120 INDUSTRIAL BOULEVARD
                               SUGARLAND, TX 77478

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 18, 1996


         Notice is hereby given that the annual meeting (the "Annual Meeting") of the shareholders of Lasermedics, Inc., a Texas corporation (the "Company"), will be held on Thursday, July 18, 1996 at 10:00 a.m., Houston, Texas time, at the Westin Galleria Hotel, San Felipe Room, located at 5060 West Alabama, Houston, Texas 77056 for the following purposes:

         1.       To elect a board of six directors;

         2. To consider and to act on a proposal to amend the Company's Articles of Incorporation to: (i) increase the authorized number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), from ten million shares to twenty million shares; (ii) increase the authorized number of shares of the Company's preferred stock, par value $.10 per share (the "Preferred Stock"), from one million shares to two-and-one-half-million shares; (iii) grant specific authority to the Company's Board of Directors to designate the rights, preferences, terms and conditions of one or more series of Preferred Stock without shareholder approval; (iv) and eliminate cumulative voting of shares in the election of directors.

         3. To consider and act upon a proposal to approve the Lasermedics, Inc. 1996 Incentive Stock Plan (the "Incentive Plan");

         4. To consider and act upon a proposal to approve the Lasermedics, Inc. 1996 Amended and Restated Non- Employee Director Stock Option Plan (the "Director Plan"); and

         5. To transact such other business as may properly come before the Annual Meeting.

         A record of the shareholders was taken at the close of business on June 4, 1996, and only those shareholders of record on that date will be entitled to notice of and to vote at the Annual Meeting. A list of shareholders will be available commencing July 8, 1996 and may be inspected prior to the Annual Meeting during normal business hours at the offices of the Company, 120 Industrial Boulevard, Sugarland, Texas 77478.

         Your participation in the Company's affairs is important. To ensure your representation, if you do not expect to be present at the Annual Meeting, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT TO THE COMPANY PROMPTLY. An addressed stamped envelope has been provided for your convenience.

                                     By Order of the Board of Directors,

                                      /s/ MICHAEL M. BARBOUR,
                                          President and Chief Executive Officer
June 24, 1996

                                TABLE OF CONTENTS


                                                                            PAGE


OUTSTANDING VOTING SECURITIES................................................  2

ELECTION OF DIRECTORS........................................................  2
Nominees.....................................................................  2
Activity,  Structure and Compensation of the Board of
  Directors and Certain Committees...........................................  3
Voting Agreements Regarding Election.........................................  5
Vote Required for Election...................................................  5

APPROVAL OF PROPOSED CHARTER AMENDMENTS......................................  6
Vote Required for Approval...................................................  7

ADOPTION OF LASERMEDICS, INC. 1996 INCENTIVE STOCK PLAN......................  8
Vote Required for Approval................................................... 13

ADOPTION OF LASERMEDICS, INC. 1996 AMENDED AND RESTATED NON-EMPLOYEE
DIRECTOR STOCK OPTION PLAN................................................... 14
Vote Required for Approval................................................... 16

OTHER INFORMATION............................................................ 17
Security Ownership of Certain Beneficial Owners and Management............... 17
Executive Officers........................................................... 18
Executive Compensation....................................................... 19

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................... 20
Auditors..................................................................... 20
Compliance With section 16(a) of the Exchange Act ........................... 20
Miscellaneous Matters........................................................ 21

                                LASERMEDICS, INC.
                            120 INDUSTRIAL BOULEVARD
                             SUGARLAND, TEXAS 77478

                                 PROXY STATEMENT



         This Proxy Statement is being mailed to Shareholders on or about June 24, 1996 in connection with the solicitation by the Board of Directors of Lasermedics, Inc., a Texas corporation (the "Company"), of proxies to be voted at the annual meeting of the Company's shareholders (the "Annual Meeting") to be held in Houston, Texas on July 18, 1996, and at any adjournment thereof, for the purposes set forth in the accompanying notice.

         Because many shareholders are unable to attend the Annual Meeting, the Board of Directors solicits proxies to ensure that each shareholder has an opportunity to vote on all matters scheduled to come before the Annual Meeting. Shareholders are urged to carefully read the material in this Proxy Statement and register their votes by marking the appropriate boxes on the enclosed proxy card and to sign, date and return the proxy card in the enclosed addressed stamped envelope. Proxies will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as the holders of proxies. Abstentions and broker non-votes will be treated as present at the meeting for purposes of determining the presence or absence of a quorum and will have the same legal effect as votes against a proposal. Any proxy on which no direction is specified will be voted: (1) FOR election of all nominees for director named herein; (2) FOR approval of the proposed amendments to the Company's Articles of Incorporation (the "Charter Amendments") to (i) increase the number of authorized shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") from ten million shares to twenty million shares; (ii) increase the number of authorized shares of the Company's preferred stock, par value $.10 per share (the "Preferred Stock") from one million shares to two-and-one-half-million shares; (iii) grant specific authority to the Company's Board of Directors to designate the rights, preferences, terms and conditions of one or more series of Preferred Stock without shareholder approval; and (iv) change the Company's name to Medquest, Inc. (3) FOR approval of the Company's 1996 Incentive Stock Plan (the "Incentive Plan"); (4) FOR approval of the Company's 1996 Amended and Restated Non-Employee Director Stock Option Plan (the "Director Plan"); and (5) in the discretion of the persons named on the proxy cards, on any other matter which may properly come before the Annual Meeting. A shareholder may revoke a proxy by delivering to the Company written notice of revocation, delivering to the Company a signed proxy signed on a later date or appearing at the Annual Meeting and voting in person.

                                        1

                          OUTSTANDING VOTING SECURITIES

         The number of voting securities of the Company outstanding on June 4, 1996, the record date for the determination of shareholders entitled to vote at the Annual Meeting (the "Record Date"), was 1,482,225 shares of Common Stock, each of which share is entitled to one vote on all matters properly brought before the Annual Meeting. Holders of a majority of the shares of Common Stock entitled to vote must be present, in person or by proxy, to constitute a quorum for the transaction of business.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, six directors are to be elected, each director to hold office until the next annual meeting of shareholders or until his successor is duly elected and qualified. The persons named in the accompanying proxy have been designated by the Board of Directors, and unless authority is withheld, they intend to vote for the election of the nominees named below to the Board of Directors. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy or the Board of Directors may be reduced accordingly; however, the Board of Directors is not aware of any circumstances likely to render any nominee unavailable.

NOMINEES

         Certain information regarding each of the nominees is set forth below:

NAME                                     AGE        POSITION                                     DIRECTOR SINCE
- ----                                     ---        --------                                     --------------
Michael M. Barbour                       51         Director, President and Chief                         1991
                                                    Executive Officer
Dr. Chadwick F. Smith, M.D.              62         Chairman of the Board                                 1991
Dan D. Sudduth(1)(2)                     54         Director                                              1996
Dr. Pedro A. Rubio, M.D., Ph.D.(1)       52         Director                                              1996
Kenneth W. Davidson(2)                   49         Director                                              1996
Dr. Ernest J. Henley, Ph.D.(1)           69         Director                                              1996

(1) Member, Compensation Committee of the Board of Directors (the "Compensation Committee")

(2)      Member, Audit Committee of the Board of Directors (the "Audit
         Committee")

         MICHAEL M. BARBOUR has served as President and Chief Executive Officer of the Company since May 1991. Mr. Barbour has approximately 12 years experience in the field of laser products. Prior to forming Lasermedics, Mr. Barbour served as President of Surgimedics, a Houston, Texas, manufacturer and distributor of laser accessory products from April 1984 to January 1987. From January 1987 to April 1991, Mr. Barbour served as President of Medical Training Centers of America (formerly The Houston Laser Institute), which provided training to doctors in the medical and surgical uses of lasers. Mr. Barbour graduated from the University of Houston in 1967 with a B.B.A. in marketing.

         CHADWICK F. SMITH, M.D. has served as a director of the Company since May 1991 and Chairman of the Board since June 1993. Dr. Smith is Clinical Professor of Orthopedic Surgery at the School of Medicine of the University of Southern California, a position he has held since 1981. Dr. Smith has been a member of the Medical Staff of Orthopedic Hospital, Los Angeles, California since 1966. Dr. Smith has co-developed several prosthetic devices and published approximately 70 articles in medical publications, including approximately 30 since 1986, many of which have dealt with the application of lasers in orthopedics. Dr. Smith has been engaged to lecture at medical conventions on the subject of lasers in orthopedic surgery. Dr. Smith is a founder of the Orthopedic Laser Society of North America and serves as

                                        2

Chairman of the Board of Pitzer College and has been a diplomate of the American Board of Orthopedic Surgery since 1968. Dr. Smith received a B.A. from Southern Methodist University in 1954 and graduated from the University of Texas medical school in 1958.

         DAN D. SUDDUTH has served as a director of the Company since January 1996. Mr. Sudduth is also president and a director of AMC Home Healthcare, Inc., a respiratory therapy company in Houston, chairman of the board of Mezzanine Financial Relations, Inc., a merchant banking firm in Houston and chief financial officer and a director of Creative Communications International, Inc., a Houston telecommunications company. From 1992 to 1994 Mr. Sudduth served as chairman and chief executive officer of Heart Labs of America, Inc., a provider of continuous passive motion services. From 1988 to 1992 Mr. Sudduth served as president, chief financial officer and director of American BioMed, Inc., a publicly traded manufacturer and distributor of minimally invasive surgical devices, and from 1982 to 1989 Mr. Sudduth served as president and chief executive officer of First Stamford Group, Inc., a financial consulting firm that specialized in mergers and acquisitions. Mr. Sudduth holds a B.A. from Lamar University.

         PEDRO A. RUBIO, M.D., PH.D., has served as a director of the Company since January 1996. Dr. Rubio is also a clinical associate professor of surgery at the University of Texas Health Science Center (Houston) and the director of Education of the Laser Training Institute (Houston). Dr. Rubio served as world president of the International College of Surgeons (Chicago) in 1995 and currently serves as Chairman Emeritus of the Department of Surgery at the Columbia/HCA Medical Center Hospital (Houston). Dr. Rubio has practiced in cardiovascular, thoracic and general surgery and has published numerous papers (including surgical atlases, monographs and dissertations) in national and international journals. Dr. Rubio is a Diplomate of the American Boards of Surgery, Laser Surgery, Abdominal Surgery, Forensic Medicine, Quality Assurance and Pain Management. Dr. Rubio holds the following degrees: B.S. and M.S. in Surgical Technology, a Ph.D in Biomedical Technology and an M.D.

         KENNETH W. DAVIDSON has served as a director of the Company since April 1996. Mr. Davidson is currently the chairman of the board, chief executive officer and president of Maxxim Medical, Inc. ("Maxxim"), positions which he has held since November 1986. From 1982 to 1986, Mr. Davidson served as a director of Maxxim. Prior to that time, Dr. Davidson was the corporate director of business development at Intermedics Incorporated.

         DR. ERNEST J. HENLEY has served as a director of the Company since April 1996. Dr. Henley has served as a vice president of Maxxim since December 1990 and a consultant to Maxxim since 1976. In addition, Dr. Henley has been a professor of Chemical Engineering at the University of Houston for the past five years.

ACTIVITY, STRUCTURE AND COMPENSATION OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

         The Company's operations are managed under the broad supervision of the Board of Directors, which has responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies. During 1995, the Board of Directors was comprised of Mr. Barbour and Dr. Smith and convened on 12 regularly scheduled meetings and 12 specially scheduled meetings. The Board of Directors took all other actions by unanimous written consent.

         AUDIT COMMITTEE. The Audit Committee was formed in May 1996. The current members of the Audit Committee are Messrs. Sudduth and Davidson. The Audit Committee assists the Board in fulfilling its responsibilities to shareholders and other matters relating to the corporate accounting and reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Audit Committee recommends the engagement or discharge of the Company's independent auditors, reviews with the independent auditors the plan, scope and timing of their audits, reviews the auditors' fees and, after completion of the audit, reviews the auditors' report with management and the independent auditors. The Audit Committee is charged with satisfying the Board that the activities of the Company's independent auditors and the internal control procedures are reasonably designed to assure sound accounting procedures, adequate reserves, the safekeeping of the Company's assets and properties and the proper control of income and expenditures. The Audit Committee also reviews the Company's Annual Report to Shareholders before its release, oversees the Company's policies on business integrity and ethics, conflicts of interest and sensitive payments programs

                                        3

and receives reports from the internal audit department, which reports directly to it as well as to management. The Audit Committee also performs a number of other review functions related to auditing the financial statements and internal controls.

         COMPENSATION COMMITTEE. The Compensation Committee was formed in May 1996. The current members of the Compensation Committee are Mr. Sudduth, Dr. Rubio and Dr. Henley. The Compensation Committee reviews and determines the salaries for senior executive officers and the key officers and employees who participate in various incentive compensation plans. The Compensation Committee approves the grant of stock options, including the number of shares subject to and the exercise price of, each stock option granted, in accordance with the Company's various stock option plans. The Compensation Committee is also responsible for reviewing significant personnel compensation policies and benefit programs and major changes thereto. The Compensation Committee reviews and recommends to the Board the direct and indirect compensation and employee benefits of the elected officers of the Company, administers any incentive plans and bonus plans, and reviews the Company's policies relating to the compensation of senior management and, generally, other employees. In addition, the Compensation Committee reviews management's long-range planning for executive development and succession, establishes and periodically reviews policies on management perquisites, and performs certain other review functions relating to management compensation and employee relations policies.

         DIRECTOR COMPENSATION. During the year ended December 31, 1995, no compensation was paid by the Company for service on the Board of Directors. However, effective January 15, 1996 and subject to shareholder approval, the Board adopted the 1996 Lasermedics, Inc. Amended and Restated Non-Employee Director Plan (the "Director Plan"). There are currently four existing directors that are eligible to participate in the Director Plan. They are Mr. Sudduth, Mr. Davidson, Dr. Rubio and Dr. Henley. The Director Plan entitles each newly-elected director who is neither (i) an existing director of the Company (an "Existing Director"), (ii) an employee of the Company nor (iii) appointed or elected to the Board in connection with or as a result of the completion of a financing or acquisition transaction in which the appointment or election of such person is a condition to the obligation of any party to complete the transaction (a "New Director"), to receive a one-time option to purchase up to 25,000 shares of Common Stock on the date of such election (the Existing Directors and the New Directors are sometimes collectively referred to herein as the "Eligible Directors"). Further, the Director Plan also entitles each Eligible Director to receive an option to purchase 10,000 shares on each date he or she is reelected to serve as a member of the Board (beginning with those directors reelected at the Company's 1996 annual meeting of shareholders). All options granted under the Director Plan will constitute non-qualified stock options ("NQO"). See "Adoption of Lasermedics, Inc. 1996 Amended and Restated Non-Employee Director Plan". If approved by the shareholders, the Director Plan entitles each of Dr. Rubio, Mr. Sudduth and Dr. Henley to options to purchase 25,000 shares of Common Stock. In connection with their election to the Company's Board of Directors in January 1996, Mr. Sudduth and Dr. Rubio were each granted stock options under the Director Plan to purchase 25,000 shares of Common Stock at an exercise price of $5.50 per share, subject to shareholder approval of the Director Plan. In connection with his election to the Board of Directors in April 1996 and subject to shareholder approval of the Director Plan, Dr. Henley was granted options to purchase 25,000 shares of Common Stock at an exercise price of $8.00 per share. In addition, upon reelection to the Board at the Annual Meeting, each of the Non-Employee Director nominees is entitled to receive options to purchase up to 10,000 shares of Common Stock.

         The Director Plan also provides that at the discretion of the Board, the Company may pay a cash fee to non-employee directors from time to time for serving on the Board and for attendance at meetings of the Board or any committee thereof (as such fees are set by the Board from time to time, the "Cash Fee Awards"). The Company currently contemplates paying each of the non-employee directors a Cash Fee Award of $500 for each meeting of the Board attended by that director. For a more comprehensive discussion of the Director Plan, see "Adoption of Lasermedics, Inc. 1996 Amended and Restated Non-Employee Director Stock Option Plan."

                                        4

VOTING AGREEMENTS REGARDING ELECTION

         Under the terms of that certain purchase agreement between Maxxim and the Company, dated April 30, 1996, whereby the Company acquired certain assets (and assumed certain liabilities) of the Henley Healthcare Division of Maxxim, Dr. Smith, Mr. Barbour, and Maxxim entered into a voting agreement (the "Voting Agreement") by which Dr. Smith and Mr. Barbour agreed to vote their shares of Common Stock for a nominee of Maxxim until certain conditions specified therein are met. Pursuant to the Voting Agreement, Mr. Davidson was named as a director of the Company effective May 10, 1996.

VOTE REQUIRED FOR ELECTION

         The nominees for election as Directors at the Annual Meeting who receive the greatest number of votes cast for election by the holders of Common Stock entitled to vote and present, in person or by proxy, at the Annual Meeting shall be the duly elected Directors of the Company. At present, the Company's shareholders are permitted cumulative voting rights in the election of directors. The term "cumulative voting" describes the right of a shareholder to cumulate the number of votes to which such shareholder is entitled by multiplying (i) the number of shares held by such shareholder and (ii) the number of directors to be elected and casting the number of votes represented by such product for a single candidate or distributing such cumulated votes among two or more candidates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL SIX NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS.

                                        5

                     APPROVAL OF PROPOSED CHARTER AMENDMENTS

         The Board of Directors has adopted, and proposes that the shareholders of the Company approve, the Charter Amendments, which would:

         (1) Increase the authorized number of shares of Common Stock from ten million shares to twenty million shares and increase the authorized number of shares of Preferred Stock from one million shares to two-and-one-half-million shares. As of the Record Date, 1996, 1,482,225 shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding. In addition, the Company presently has an aggregate of 962,726 shares of Common Stock issuable under currently outstanding stock options and stock warrants, a total of 1,450,000 shares are reserved for future issuance in connection with proposed Incentive Stock Plan and Director Plan and 2,333,333 shares are issuable pursuant to that certain convertible subordinated promissory note in the principal amount of $7,000,000 issued by the Company to Maxxim (the "Maxxim Note") on April 30, 1996 in connection with the Company's purchase of the assets of Henly Healthcare Division. The Maxxim Note is convertible into Common Stock at an initial conversion price of $3 per share.

         The Board of Directors believes there is an insufficient number of shares of Common Stock and Preferred Stock available for effecting possible future transactions, such as the conversion of other securities that may be issued by the Company, financing arrangements, acquisitions by the Company of other businesses if favorable acquisitions become available, or research and development ventures using the Company's equity securities as consideration. All unissued shares of Common Stock and Preferred Stock authorized by the Company's Articles of Incorporation, including the additional shares of Common Stock and Preferred Stock authorized by the Charter Amendments will be available for issuance at any time in the future at the discretion of the Board of Directors. Such future issuances will not require further shareholder approval, unless such approval is required by law, as in the case of consolidations and certain statutory mergers, or by the rules of any securities exchanges on which the Common Stock is then listed. Except with respect to the shares of Common Stock issuable on the exercise of outstanding options and warrants and those issuable pursuant to the Incentive Plan, the Director Plan and the Maxxim Note, the Company has no present plans for issuance of any of the additional shares of Common Stock or Preferred Stock to be authorized by the Charter Amendments. If additional shares of Common and Preferred Stock are not authorized for issuance through adoption of the Charter Amendments, significant future issuances could not be effected without the expense and delay associated with soliciting further action by shareholders at a special meeting. Holders of the Common Stock and the Preferred Stock have no preemptive right to purchase or otherwise acquire any shares of the Stock that may be issued in the future.

      (2) Grant specific authority to the Board of Directors to designate the preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, restrictions thereof (collectively, the "Limitations and Restrictions") of one or more series of Preferred Stock. As such, the Board of Directors of the Company will, in the event of the approval of this proposal by the Company's shareholders, be entitled to authorize the creation and issuance of shares of the Preferred Stock in one or more series with such Limitations and Restrictions as may be determined in the Board's sole discretion, with no further authorization by shareholders required for the creation and issuance thereof. This authority will enable the Board of Directors to vary the terms as to dividend rates and certain other rights of new series or classes according to what the condition of the financial market and that of the Company may seem to require for ready sale, and thus will offer a degree of flexibility not provided by the Company's existing Preferred Stock.

      (3) Eliminate cumulative voting of shares in the election of directors. The term "cumulative voting" describes the right of a shareholder to cumulate the number of votes to which such shareholder is entitled by multiplying (i) the number of shares held by such shareholder and (ii) the number of directors to be elected and casting the number of votes represented by such product for a single candidate or distributing such cumulated votes among two or more candidates. Thus, by casting all their votes for one candidate, shareholders may succeed in electing one or more candidates to the Board who would not otherwise have received sufficient votes to be elected. This is in contrast to noncumulative voting, which is the more typical manner of electing directors among public companies. Under noncumulative voting, shareholders are entitled to cast that number of votes for each candidate equal to the number of shares owned. The Board of Directors

                                        6

believes that eliminating cumulative voting will put the Company more in conformity with the majority of publicly-owned companies.

         If the Charter Amendments are approved by the requisite vote, the Company will file Articles of Amendment to the Articles of Incorporation with the Texas Secretary of State promptly following the conclusion of the Annual Meeting. The proposed Charter Amendments will become effective on the date of filing. A copy of the proposed Charter Amendments is attached as Exhibit A and incorporated herein by reference.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock is required to approve the Charter Amendments.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF EACH OF THE CHARTER AMENDMENTS.

                                        7

             ADOPTION OF LASERMEDICS, INC. 1996 INCENTIVE STOCK PLAN

         Effective January 15, 1996, the Board of Directors of the Company adopted the Lasermedics, Inc. 1996 Incentive Stock Plan (the "Incentive Plan"). The purpose of the Incentive Plan is to (i) align the personal financial incentives of the employees and consultants of the Company and its subsidiaries (collectively, the "Participants") with the long-term growth of the Company and the interests of the Company's shareholders through the ownership and performance of the Common Stock and (ii) enhance the ability of the Company and its subsidiaries to attract and retain employees who share primary responsibility for the Company's management and growth. All Participants, including officers (whether or not directors) of the Company and its subsidiaries are currently eligible to participate in the Incentive Plan. Persons who are not in an employment or consulting relationship with the Company or any of its subsidiaries, including non-employee directors, are not eligible to participate in the Incentive Plan.

      A summary of the most significant features of the Incentive Plan, together with the general federal income tax consequences to recipients of awards under the Incentive Plan is set forth below, which summary is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is attached hereto as Exhibit B.

      TYPES OF INCENTIVE AWARDS AND ANNUAL MAXIMUM LIMITATION. The Incentive Plan provides for the grant of (i) stock options, including incentive stock options and non-qualified stock options, (ii) shares of restricted stock, (iii) performance awards payable in cash or Common Stock, (iv) shares of phantom stock, (v) stock bonuses and (vi) cash bonuses (collectively, the "Incentive Awards"). To date, no Incentive Awards have been granted under the Incentive Plan. All options granted to consultants shall be non-qualified options.

      The maximum number of shares of Common Stock subject to Incentive Awards that may be granted under the Incentive Plan to any one individual during any calendar year is 500,000. This provision is intended to qualify non-qualified options granted to certain executives of the Company (or incentive stock options granted to such individuals in certain situations) for favorable tax treatment under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). See "Administration" below for a more detailed description of the tax advantages of complying with Section 162(m) of the Code.

      SHARES SUBJECT TO THE INCENTIVE PLAN. Under the Incentive Plan, the Company may grant Incentive Awards with respect to not more than 1,200,000 shares of Common Stock. Shares of Common Stock issued under the Incentive Plan may be authorized and unissued shares or treasury shares. To the extent an Incentive Award expires or is canceled, terminated or forfeited prior to the issuance of shares of Common Stock subject to such awards, any shares subject to such awards will again be available for grant under the Incentive Plan. The Incentive Plan provides for proportionate adjustments to the number of shares of Common Stock available for grants thereunder, and for proportionate adjustments to the number of shares of Common Stock underlying outstanding options granted under the Incentive Plan (and corresponding adjustments to this exercise price thereof) upon the occurrence of certain events, including subdivisions or consolidations of, or stock dividends on, Common Stock effected by the Company without the receipt of consideration.

      TERM. The effective date of the Incentive Plan shall be January 15, 1996, and the Incentive Plan will terminate on June 30, 2006, unless earlier terminated by the Board of Directors. Incentive Awards may be granted under the Incentive Plan prior to receipt of shareholder approval, provided that each grant is subject to such approval. Termination of the Incentive Plan will not affect Incentive Awards made prior to termination (other than termination due to failure to obtain shareholder approval).

      ADMINISTRATION. The Incentive Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), so that the grant of options is exempt from the short-swing profit liability provisions of Section 16 of the Exchange Act. Accordingly, the Plan must be administered by a committee of disinterested directors within the meaning of Rule 16b-3. The Plan is also intended to comply with Section 162(m) of the Code so that the Company can exclude from the $1,000,000 deduction limitation the compensation income attributable to non-qualified stock options granted to its chief executive officer and other four most highly compensated executives (or to incentive

                                        8

options granted to such individuals in the case of a disqualifying disposition). Accordingly, the Incentive Plan also must be administered by outside directors within the meaning of Section 162(m) of the Code.

      The Incentive Plan will be administered by the Compensation Committee of the Board of Directors, whose members currently are Mr. Sudduth, Dr. Rubio and Dr. Henley. The Compensation Committee will determine which key employees receive grants of Incentive Awards, the type of Incentive Awards granted and the number of shares subject to each Incentive Award; provided, however, that the maximum number of shares of Common Stock subject to Incentive Awards that can be issued to any one individual during any calendar year is 500,000 shares.

      Subject to the terms of the Incentive Plan, the Compensation Committee will also determine the prices, expiration dates and other material features of the Incentive Awards granted under the Incentive Plan. The Compensation Committee may, in its absolute discretion, (i) accelerate the date on which an option granted under the Incentive Plan becomes exercisable, (ii) accelerate the date on which a share of restricted stock or phantom stock vests and waive any conditions imposed by the Committee on the vesting of a share of restricted stock and (iii) grant Incentive Awards to a participant on the condition that the participant surrender to the Company for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies.

      The Compensation Committee will have the authority to interpret and construe any provision of the Incentive Plan and to adopt such rules and regulations for administering the Incentive Plan as it deems necessary. All decisions and determinations of the Compensation Committee are final and binding on all parties. The Company will indemnify each member of the Compensation Committee against any cost, expenses or liability arising out of any action, omission or determination relating to the Plan, unless such action, omission or determination was taken or made in bad faith and without reasonable belief that it was in the best interest of the Company.

      NON-QUALIFIED AND INCENTIVE STOCK OPTIONS. The exercise price of each stock option (singly, "Option" and collectively, "Options") granted under the Incentive Plan is determined by the Committee, but such price may not be less than the fair market value of a share of Common Stock on the date on which such Option is granted. Each Option is exercisable for a period not to exceed ten years and no Option is exercisable until six months after the date of grant. For each Option, the Committee will establish (i) the term of each Option and (ii) the time or period of time in which the Option will vest. The exercise price will be paid in cash or, subject to the approval of the Committee, (i) in shares of Common Stock valued at their fair market value on the date of exercise, (ii) through a cashless exercise, or (iii) in a combination of the foregoing.

      Except in the event of the death or permanent and total disability of an optionee or the termination of the employment of an optionee for cause, Options are exercisable only while an optionee is employed by the Company or within one month after such employment has terminated, but only to the extent that such Options were exercisable on the last day of employment and had not expired by their terms. In the event of the death or disability of an optionee, Options are exercisable within one year after such death or permanent and total disability to the extent that such Options were exercisable on the last day of employment and had not expired by its terms. In the event of the termination of the employment of an optionee for cause, all Options held by such optionee terminate as of the date of termination. Options are not transferable other than by will or by the laws of descent and distribution.

      Upon a change in control of the Company (a "Change in Control"), all Options become immediately exercisable. The Plan defines Change in Control to mean (i) a "change in control" as that term is defined in the federal securities laws, (ii) the acquisition by any person, after the effective date of the Incentive Plan, of 20% or more of the shares of voting securities of the Company, EXCEPT to the extent the Board, as constituted immediately prior to such acquisition, determines no Change in Control has occurred, (iii) certain changes in the composition of the Board of Directors as a result of a contested election for positions on the Board of Directors or (iv) any other event which the Board of Directors determines to constitute a change in control of the Company.

      An optionee does not recognize any income for federal tax purposes at the time a non-qualified option is granted, and the Company is not then entitled to a deduction. When any part of a non-qualified option is exercised, the optionee

                                        9

recognizes ordinary income in an amount equal to the difference between the fair market value of the shares on the exercise date and the exercise price of the non-qualified option, and the Company generally recognizes a tax deduction at the same time and in the same amount. An optionee generally recognizes capital gain or loss on disposition of shares acquired by exercising a non-qualified option. The optionee's tax basis in such shares equals the fair market value of the stock at exercise. If the stock is sold at a loss, an optionee may be limited in the amount of loss that is currently deductible.

      If all or any part of the exercise of a non-qualified option is paid by an optionee with shares of Common Stock (including shares previously acquired on the exercise of any Options), no gain or loss will be recognized on the shares surrendered on payment. The number of shares received on such exercise of the non-qualified option equal to the number of shares surrendered will have the same basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraph as though issued on the exercise of the non-qualified option for an exercise price equal to the consideration, if any, paid by the optionee in cash. The optionee's compensation, which is taxable as ordinary income on such exercise, and the Company's deduction will not be affected by whether the exercise price is paid in cash or in shares of Common Stock. However, gain on the stock transferred to exercise the non-qualified option is deferred.

      An optionee does not recognize any income for federal tax purposes when an incentive stock option is granted or upon its qualified exercise. If an optionee does not dispose of the shares acquired by exercising an incentive stock option within two years after its grant and one year after its exercise, the exercise is qualified and the gain or loss (if any) on a subsequent sale will be a long-term capital gain or loss. Such gain or loss is the difference between the sales proceeds and the exercise price of the Option covering the stock sold. The Company is not entitled to a tax deduction as the result of the grant or qualified exercise of an incentive stock option.

      If an optionee disposes of shares acquired upon exercise of an incentive stock option within either two years after the date of its grant or one year after its exercise, the disposition is a disqualifying disposition and the optionee will recognize ordinary income in the year of such disposition. The amount of ordinary income recognized equals the excess of the fair market value of shares at the time the incentive stock option was exercised over the exercise price, and the balance of the gain (if any) will be long or short term capital gain depending on whether the shares were disposed more than one year after exercise. If the disqualifying disposition is at a price between the exercise price and fair market value at exercise, the ordinary income is limited to the excess of the amount realized on the disposition over the exercise price. If the disqualifying disposition is at a price below the exercise price, the loss will be long or short term capital loss depending on the optionee's holding period with respect to the disposed shares. The Company generally is entitled to a deduction in the year of the disqualifying disposition in an amount equal to the ordinary income recognized by the optionee as a result of such disposition.

      If all or any part of the exercise of an incentive stock option is paid by an optionee with shares of Common Stock (including shares previously acquired on the exercise of any Options), the optionee generally will not recognize any income, gain or loss on the transfer of the surrendered shares. The tax basis and the holding period for the acquired shares will be determined in the same manner described above for non-qualified stock options exercised with shares of Common Stock. However, if the shares of Common Stock used to exercise the incentive stock options were acquired on the exercise of an incentive stock option ("Tax Deferred Option Stock"), then such use is a disqualifying disposition as to such stock if the applicable holding periods described in the preceding paragraph are not met. In such event, the optionee would recognize gain or loss on such disqualifying disposition of the Tax Deferred Option Stock as described in the preceding paragraph.

      The excess of the fair market value of the shares upon exercise of an incentive stock option over the exercise price is a positive adjustment for alternative minimum tax ("AMT") purposes. In addition, the basis of shares acquired through the exercise of an incentive stock option for determining gain or loss for AMT purposes is increased by the amount of the positive AMT adjustment created due to the earlier exercise.

                                       10

      RESTRICTED STOCK. A grant of shares of restricted stock represents the promise of the Company to issue shares of Common Stock on a predetermined date (the "Issue Date") to a participant, provided the participant is continuously employed by the Company until the Issue Date. Vesting of the shares occurs on a second predetermined date (the "Vesting Date"), if the participant has been continuously employed by the Company until that date. Prior to the Vesting Date, the shares are not transferable by the participant and are subject to a substantial risk of forfeiture. The Committee may, at the time shares of restricted stock are granted, impose additional conditions to the vesting of the shares, such as the achievement of specified performance goals. Vesting of all or any portion of the shares of restricted stock may occur on the termination of the employment of a participant, other than for cause, prior to the Vesting Date. If vesting does not occur, shares of restricted stock are forfeited.

      If the employment of a Participant is terminated by the Company for any reason other than for cause, a portion of the unvested shares of restricted stock (to the extent not forfeited or canceled) as determined by the Committee at the date of grant will vest on the date of such termination. In the event the participant's employment with the Company is terminated for cause, all unvested shares of restricted stock will be forfeited as of the date of such termination.

      On the occurrence of a Change in Control, all shares of restricted stock which have not vested or been forfeited will vest automatically.

      A participant will not recognize any income for federal tax purposes at the time shares of restricted stock are granted or issued, nor will the Company be entitled to a tax deduction at that time. However, when either the transfer restriction or the forfeiture risk lapses, such as on the Vesting Date, the participant will recognize ordinary income in an amount equal to the fair market value of the shares of restricted stock on the date on which they vest. Unless restricted by the agreement relating to such grant, a participant may file an appropriate election under Section 83(b) of the Code with the Internal Revenue Service within 30 days of the Issue Date of the restricted stock (the "Election"), which results in the participant's receipt of deemed ordinary income in an amount equal to the fair market value of the shares of restricted stock on the date on which they are issued. However, if a participant files an Election and the restricted stock is subsequently forfeited, such participant is not allowed a tax deduction for the amount previously reported as ordinary income due to the Election.

      Gain or loss (if any) from a disposition of restricted stock after the participant recognizes any ordinary income (whether by vesting or an Election) will generally constitute short-term or long-term capital gain or loss. The Company will generally be entitled to a tax deduction at the time the participant recognizes ordinary income on the restricted stock, whether by vesting or an Election.

      PERFORMANCE AWARDS. A performance award is an award granted to an employee contingent upon the future performance of the Company, or any subsidiary, division or department thereof, over a specified performance period. The Compensation Committee will establish the relevant performance criteria, subject to adjustment to reflect unforeseen events or changes. Each performance award will be subject to a maximum value at the time of grant of such award. In determining the amount of a performance award to be granted to a particular employee, the Compensation Committee will take into account such factors as the employee's responsibility level and growth potential, the amount of other Incentive Awards granted to or received by such employee, and such other considerations as the Compensation Committee deems appropriate. Payment of an Incentive Award may be in cash, Common Stock, or a combination thereof, as determined by the Compensation Committee

      A performance award will terminate if the employee does not remain continuously employed by the Company at all times during the applicable performance period, unless the Compensation Committee determines otherwise.

      On the occurrence of a Change in Control, the Compensation Committee (as constituted immediately before such Change in Control) will determine whether performance awards which have not theretofore satisfied the requisite performance measure or for which the performance period has not expired, will immediately be paid or will remain outstanding according to their respective terms.

                                       11

      A participant will recognize ordinary income for federal income tax purposes in the amount equal to cash paid and/or the fair market value of the Common Stock at the time it is received, with the Company generally being entitled to a deduction in the same amount.

      PHANTOM STOCK. A share of phantom stock represents the right to receive the economic equivalent of a grant of restricted stock. Shares of phantom stock are subject to the same vesting requirements as are shares of restricted stock. On vesting of a share of phantom stock, the holder is entitled to receive cash in an amount equal to the sum of (i) the fair market value of a share of Common Stock as determined on the vesting date and (ii) the aggregate amount of cash dividends paid in respect of a share of Common Stock during the period commencing on the date of grant and ending on the vesting date. The cash payment for phantom stock is treated the same as a cash bonus for federal income tax purposes and generally creates a deduction to the Company when paid. In addition, the value of a share of phantom stock (whether or not vested) is paid immediately on the occurrence of a Change in Control of the Company. The Compensation Committee may not grant any cash bonus in connection with the grant of shares of phantom stock.

      STOCK AND CASH BONUSES. Bonuses payable in stock may be granted by the Compensation Committee and may be payable at such times and subject to such conditions as the Compensation Committee determines. On the receipt of a stock bonus, a participant will recognize ordinary income for federal tax purposes in an amount equal to the fair market value of the Common Stock at the time it is received. The Compensation Committee may grant, in connection with a grant of shares of restricted stock or shares of Common Stock granted as a performance award or a stock bonus, a cash "tax" bonus, payable when an employee is required to recognize income for federal income tax purposes with respect to such shares of Common Stock. This tax bonus may not be greater than the value of the shares of restricted stock and/or Common Stock at the time the income is required to be recognized. Any such bonus will result in ordinary income to the employee and generally a deduction to the Company. The grant of a cash bonus will not reduce the number of shares of Common Stock with respect to which Options, shares of restricted stock, shares of phantom stock or stock bonuses may be granted pursuant to the Plan.

      MERGERS AND OTHER TRANSACTIONS. If the Company is the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each outstanding Option will entitle the optionee to acquire on exercise the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

      In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Compensation Committee, in its absolute discretion, has the power to either (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the optionee an amount in cash, for each share of Common Stock subject to such Option, equal to the excess of (A) the value of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or (ii) provide for the exchange of each outstanding Option (whether or not then exercisable) for an Option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment in the exercise price of the Option, or the number of shares or amount of property subject to the Option or, if appropriate, provide for a cash payment to the optionee in partial consideration for the exchange of the Option.

      AMENDMENT AND TERMINATION. The Incentive Plan generally terminates on the tenth anniversary of its adoption by the Board of Directors. The Board may at any time suspend or discontinue the Incentive Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the holders of a majority of the Company's outstanding securities present in person or by proxy and entitled to vote at an annual or special meeting of shareholders (or such greater percentage as may be required by applicable law or the Company's articles of incorporation), no revision or amendment will (i) increase the number of shares of Common Stock that may be issued under the Incentive Plan (subject to adjustments for certain recapitalizations of the Company), (ii) increase the maximum number of shares of Common Stock that may be

                                       12

subject to an Incentive Award granted to any one employee for any calendar year (subject to adjustment for certain recapitalizations of the Company), (iii) materially increase the benefits accruing to optionees, (iv) materially modify the requirements as to eligibility for participation in the Incentive Plan, (v) extend the term of the Incentive Plan, or (vi) decrease any authority granted to the Compensation Committee under the Incentive Plan in contravention of Rule 16b- 3.

      CERTAIN SECURITIES LAW AND TAX MATTERS. The Incentive Plan is intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Exchange Act. To the extent any provision of the Incentive Plan fails to so comply, such provision will be construed and deemed amended to conform to Rule 16b-3 to the extent permitted by applicable law and deemed advisable by the Board. The Company intends to register the issuance of Common Stock pursuant to the Incentive Plan under the Securities Act of 1993, as amended (the "Securities Act"), on a registration statement on Form S-8. The Company intends to file such Form S-8 with the Securities and Exchange Commission after the Company's shareholders approve the Incentive Plan's adoption, and before any Option first becomes exercisable.

      The Incentive Plan is intended to comply with all applicable conditions of
Section 162(m) of the Code, so that stock options granted under the Incentive Plan with an exercise price of not less than fair market value of a share of Common Stock on the date of grant will qualify as "qualified performance-based compensation" and the favorable tax treatment associated therewith. To the extent any provision of the Incentive Plan would disqualify the Incentive Plan or would not otherwise permit the Incentive Plan to comply with Section 162(m) of the Code as so intended, such provision will be construed and amended to conform to the requirements or provision of Section 162(m) of the Code to the extent permitted by applicable law and deemed advisable by the Board of Directors; provided, however, that no such construction or amendment will have an adverse economic effect on any participant with respect to any Incentive Award previously granted under the Incentive Plan.

      The Incentive Plan provides that the Company may require the participant to remit to the Company cash in an amount sufficient to satisfy certain federal, state and local income tax withholding requirements by remitting cash to the Company. In addition, the Company has the right to withhold from any cash payment required to be made to a participant with respect to an Incentive Award an amount sufficient to satisfy the federal, state and local withholding tax requirements.

      The Board of Directors believes that the availability of incentive awards under the Incentive Plan is important to the ability of the Company to attract and retain qualified management personnel. The Board of Directors also believes that it is important that the Incentive Plan comply with the most current requirements of federal tax laws such as Section 162(m) of the Code. Therefore, the Board of Directors strongly believes that the adoption of the Incentive Plan is in the best interests of the Company and its shareholders.

VOTE REQUIRED FOR APPROVAL

      The affirmative vote of the holders of a majority of the shares of Common Stock outstanding, entitled to vote and represented at the Annual Meeting, in person or by proxy, is required to approve the adoption of the Incentive Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE INCENTIVE
PLAN.

                                       13

      ADOPTION OF LASERMEDICS, INC. 1996 AMENDED AND RESTATED NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

      Effective January 15, 1996, the Board of Directors adopted the Lasermedics, Inc. 1996 Non-Employee Director Stock Option Plan (the "Director Plan") and, pursuant thereto, granted options to purchase 25,000 shares of Common Stock to each of Dr. Rubio and Mr. Sudduth subject to shareholder approval of the Director Plan. The Board believes that the adoption and approval of the Director Plan is necessary to attract and retain qualified non-employee directors. The Board believes that the Director Plan will permit the Company to offer attractive equity and cash compensation packages to non-employee directors comparable to compensation packages offered by other competitive and growing companies in the industry. The Board also believes that emphasizing equity-based compensation for non-employee directors will serve the Company's interests by increasing the proprietary interest of such non-employee directors in the success of the Company.

      A summary of the most significant features of the Director Plan, together with general federal income tax consequences to the recipients of awards thereunder is set forth below, which summary is qualified in its entirety by reference to the full text of the Director Plan, a copy of which is attached hereto as Exhibit C.

      GRANT OF OPTIONS AND CASH AWARDS. There are currently four existing directors that are eligible to participate in the Director Plan. For so long as shares of Common Stock remain available under the Director Plan, the Director Plan entitles each newly-elected director who is neither (i) an existing director of the Company (an "Existing Director"), (ii) an employee of the Company nor (iii) appointed or elected to the Board in connection with or as a result of the completion of a financing or acquisition transaction in which the appointment or election of such person is a condition to the obligation of any party to complete the transaction (a "New Director"), to receive a one-time option to purchase up to 25,000 shares of Common Stock on the date of such election (the Existing Directors and the New Directors are sometimes collectively referred to herein as the "Eligible Directors"). Further, for so long as shares of Common Stock remain available under the Director Plan, the Director Plan also entitles each Eligible Director to receive an option to purchase 10,000 shares on each date he or she is reelected to serve as a member of the Board (beginning with those directors reelected at the Company's 1996 annual meeting of shareholders). All options granted under the Director Plan will constitute non-qualified stock options ("NQO").

      The Director Plan also provides that at the discretion of the Board, the Company may pay a cash fee to non-employee directors from time to time for serving on the Board and for attendance at meetings of the Board or any committee thereof (as such fees are set by the Board from time to time, the "Cash Fee Awards"). Each such non-employee director may elect, on the date of each annual meeting of the shareholders, to have his Cash Fee Awards for the next succeeding year paid to him in shares of Common Stock in lieu of cash (the "Conversion Election"). If an Eligible Director makes a Conversion Election for a given year, he receives that number of shares of Common Stock equal to dividing a Cash Fee Award by the fair market value of a share of Common Stock on the last day of the calendar quarter in which the Cash Fee Award is paid.

      TERM. The effective date of the Director Plan shall be January 15, 1996, subject to shareholder approval, and unless earlier terminated by the Board, the Director Plan will terminate when no shares of the Common Stock remain available for issuance under the Director Plan. No option shall be granted pursuant to the Director Plan on or after June 30, 2006.

      SHARES SUBJECT TO DIRECTOR PLAN. Under the Director Plan, the Company may grant options to purchase up to 250,000 shares of Common Stock. To the extent an option expires or is canceled prior to its exercise, any shares subject to such option may again be made subject to an option under the Director Plan. The Director Plan provides for proportionate adjustments to the number of shares of Common Stock available for the grant of options under the Director Plan, as well as proportionate adjustments to the number of shares of Common Stock underlying outstanding options as thereafter granted under the Director Plan (and consequently adjustments to the exercise price thereof) upon the occurrence of certain events, including subdivisions or consolidations of the Company's outstanding capital stock.

      ADMINISTRATION. The Director Plan will be administered by the Compensation Committee, provided, however, that the Compensation Committee will have no discretion as to the selection of the non-employee directors to whom NQOs are to be granted or Cash Fee Awards paid, the number of shares subject to any NQO granted, the exercise price of any NQO

                                       14

granted or the ten-year maximum term of any NQO granted thereunder. The Compensation Committee will have the authority to interpret and construe any provision of the Director Plan and to adopt such rules and regulations for administering the Director Plan as it deems necessary. All decisions and determinations of the Compensation Committee are final and binding on all parties. The Company will indemnify each member of the Compensation Committee against any cost, expenses or liability arising out of any action, omission or determination relating to the Director Plan, unless such action, omission or determination was taken or made in bad faith and without reasonable belief that it was in the best interest of the Company.

      VESTING, TERMS OF OPTIONS AND CASH AWARDS. Each NQO shall be evidenced by an option agreement. The exercise price of each NQO will be the fair market value of a share of Common Stock on the date of grant, payable in cash, certified check, bank draft or postal or express money order upon notice given to the Company as provided for in Section 8 of the Director Plan. Each NQO will vest in full at the time of grant. Each NQO may be exercised during an Eligible Director's lifetime only by the Eligible Director, and are not transferable except by will or by the laws of descent and distribution. NQOs are not exercisable prior to the expiration of six months from the date of grant or after ten years from the date of grant.

      Except in the event of the death of an Eligible Director, NQOs are exercisable only while an Eligible Director is a member of the Board or within three months after he has ceased to be a director (to the extent that the NQOs were exercisable on the date he ceased to be a director). In the event of the death of an Eligible Director, NQOs are exercisable within six months after such death, but only to the extent that such NQOs were exercisable on the date of death.

      An Eligible Director will not recognize any income for federal tax purposes at the time an NQO is granted, nor will the Company be entitled to a deduction at that time. However, when any part of an NQO is exercised, the Eligible Director will recognize ordinary income in an amount equal to the difference between the exercise price of the NQO and the fair market value of the shares received, and the Company will recognize a tax deduction in the same amount.

      Cash Fee Awards for serving on the Board and for attendance at any meetings of the Board or committee thereof, if any, will be set by the Board from time to time. The Company currently contemplates paying each of the Eligible Directors a Cash Fee Award of $500 for each meeting of the Board attended by that Director.

      An Eligible Director will recognize ordinary income for federal income tax purposes at the time of receipt of such Cash Fee Award, and the Company will generally be entitled to a deduction in the same amount.

      EXTRAORDINARY CORPORATE TRANSACTIONS. In the event the Company effects a merger, consolidation, acquisition, separation, reorganization, liquidation or similar transaction, the Company may either (i) substitute new options for the NQOs outstanding under the Director Plan or (ii) cancel the NQOs and pay to such Eligible Director an amount of cash equal to the excess of the value (determined by the Compensation Committee in its absolute discretion) received by a holder of a share of Common Stock over the exercise price of the outstanding NQO.

      AMENDMENT OR TERMINATION. The Director Plan provides that the Board may amend or terminate the Director Plan at any time; provided, however, that without the approval of at least a majority of the outstanding shares of stock entitled to vote (or such greater percentage as set forth by applicable law or the Company's charter documents), the Board may not (i) except as provided in
Section 15 of the Director Plan, materially increase the number of shares of Common Stock that may be issued under the Director Plan, (ii) materially increase the benefits accruing to Eligible Directors under the Director Plan or
(iii) materially modify the requirements as to eligibility for participation in the Director Plan. Additionally, the Director Plan may not be amended more than once every six (6) months in accordance with the provisions referred to under Rule 16b-3(c)(2)(ii)(A) of the Exchange Act, other than to comport with changes under the Code or the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder. In connection with their election to the Company's Board of Directors in January 1996, Mr. Sudduth and Dr. Rubio were each granted stock options under the Director Plan to purchase 25,000 shares of the Company's Common Stock at a price of $5.50 per share, subject to shareholder approval of the Director Plan.

                                       15

VOTE REQUIRED FOR APPROVAL

      The affirmative vote of the holders of a majority of the shares of Common Stock outstanding, entitled to vote and represented at the Annual Meeting, in person or by proxy, is required to approve the adoption of the Director Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTOR
PLAN.

                                       16

                                OTHER INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table presents certain information regarding the beneficial ownership of Common Stock at the Record Date by (a) each shareholder known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director and nominee, (c) each executive officer named in the Summary Compensation Table (see "Executive Compensation" below) and (d) all directors and executive officers as a group:


NAME AND ADDRESS                    AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP(1)     PERCENT OF CLASS
- -------------------                 --------------------        ----------------
Maxxim Medical, Inc.                2,333,333(2)                  61.16%
104 Industrial Boulevard
Sugarland, Texas 77478

Michael M. Barbour                  411,748(3)                    24.12%
c/o Lasermedics, Inc.
120 Industrial Boulevard
Sugarland, Texas 77478

Dr. Chadwick F. Smith, M.D.         420,666(3)                    24.64%
1127 Wilshire Blvd.
Los Angeles, CA  90017

J.W. Cabott Holding Corp.           125,000(4)                     8.43%
40 Wall Street
New York, NY  10005

William D. Long                     75,000                         5.06%
2052 Dry Creek Way
San Jose, CA  95124

Peter P. Green, III                 75,000(4)                      5.06%
53 Lloyd Road
Montclair, NJ  07042

Dr. Ernest J. Henley, Ph.D.         25,000(5)                      1.69%
c/o Lasermedics, Inc.
120 Industrial Boulevard
Sugarland, Texas 77478

Dan D. Sudduth                      25,000(5)                      1.69%
c/o Lasermedics, Inc.
120 Industrial Boulevard
Sugarland, Texas 77478

                                       17

Dr. Pedro A. Rubio, M.D., Ph.D.     25,000(5)                      1.69%
c/o Lasermedics, Inc.
120 Industrial Boulevard
Sugarland, Texas 77478

All Executive Officers
and Directors as a
Group (8) Persons                   3,218,409(6)                  74.58%

(1) Except as otherwise indicated, all shares are beneficially owned, and the sole investment and voting power is held, by the person named. This table is based on information supplied by officers, directors and principal shareholders and reporting forms, if any, filed with the Securities and Exchange Commission on behalf of such persons.

(2) Kenneth W. Davidson, a Director of the Company since April 1996, is currently the President and Chief Executive Officer of Maxxim and the holder of the Maxxim Note, which Note is convertible into 2,333,333 shares of Common Stock.

(3) Includes 225,000 shares issuable upon exercise of options granted, which options are currently exercisable.

(4) Consists of options or warrants currently exercisable as of the date hereof.

(5) Options granted under the Director Plan, which options are either currently exercisable or exercisable within sixty (60) days from the date hereof, subject to shareholder approval of the Director Plan.

(6) Includes 2,333,333 shares issuable upon the conversion of the Maxxim Note, and as to which Mr. Davidson may be deemed the beneficial owner by virtue of his affiliation with Maxxim.

EXECUTIVE OFFICERS

      The executive officers of the Company serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at its first meeting following the annual meeting of shareholders. The Company presently has no written employment agreements with any of its executive officers. All of the Company's executive officers are listed in the following table, and certain information concerning those officers who are not also members of the Board of Directors follows the table:


NAME                              AGE     POSITION
Michael M. Barbour                51      President and Chief Executive
                                          Officer
Chadwick F. Smith, M.D.           62      Chairman of the Board
Chike J. Ogboenyiya               44      Vice President - Finance and
                                          Secretary
Michael J. Houska                 36      Vice President - Sales

         CHIKE J. OGBOENYIYA has been Vice President - Finance of the Company since January 1994 and Secretary since August 1994. Mr. Ogobenyiya has over fifteen years of industry experience in accounting, corporate finance and business management. From 1984 to 1989 he was consulting chief financial officer for Kaulimax International Corporation, a Houston, Texas privately-held exporter of apparel. From September 1990 through April 1993, Mr. Ogobenyiya served as

                                       18

president of a small accounting firm which offered business consulting and financial services to various clients. From 1979 to 1992, Mr. Ogboenyiya worked in various lower and middle management positions in the accounting and financial areas for Houston Industries, Inc., a large industrial corporation. Mr. Ogboenyiya is a certified public accountant and received an M.S. from the University of Houston in 1979, and a B.B.A. (cum laude) from Texas Southern University in 1977.

         MICHAEL J. HOUSKA has been Vice President - Sales of the Company since May 1996. Mr. Houska has thirteen years of experience in the medical devices industry, working first for AM Orthopedics and then for Medical Supplies Diversified as a sales representative. In 1987, Mr. Houska became vice president of Henley Healthcare, which at the time was a division of Maxxim. He is currently a member of the board of directors for Love Inc./Love for Children, an affiliate of World Vision. Mr. Houska holds a B.A. in business management from Hiram College in Ohio.


EXECUTIVE COMPENSATION

      The following table provides information concerning compensation paid or accrued during the fiscal years ended December 31, 1995, 1994 and 1993 to the Company's Chief Executive Officer, Michael M. Barbour. During 1995, 1994 and 1993, no other executive officers received compensation which exceeded $100,000.

                                             SUMMARY COMPENSATION TABLE

                                                                        LONG TERM COMPENSATION
                            Annual Compensation                                       Awards            Payouts
                            ----------------------------------------------------------------------------------------
(a)            (b)          (c)           (d)           (e)            (f)           (g)                 (h)          (i)
NAME AND       YEAR         SALARY        BONUS         OTHER          RESTRICTED    OPTIONS/             LTIP        ALL OTHER
PRINCIPAL                                               ANNUAL         STOCK         SARS                 PAYOUTS     COMPENSA-
POSITION                                                COMPENSA-      AWARDS                                         TION
                                                        TION

Michael        1995         $110,000            _       $9,000               _                             _                 _
Barbour,
CEO
               1994         $110,000            _       $9,000               _       225,000               _                 _
               1993         $100,000            _       $9,000               _                             _                 _


                                OPTIONS/SAR GRANTS IN YEARS PRIOR TO LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
(a)                  (b)                (c)                (d)             (e)              (f)
NAME                 NUMBER OF          % OF TOTAL         EXERCISE OR     MARKET           EXPIRATION
                     SECURITIES         OPTIONS/SARS       BASE            PRICE AT DATE    DATE
                     UNDERLYING         GRANTED TO         PRICE/SHR.      OF GRANT
                     OPTIONS/SARS       EMPLOYEES IN
                     GRANTED            FISCAL YEAR
Michael              100,000            40%                $3.00           $7.25            04/01/2000
Barbour, CEO
                     125,000            50%                $4.50           $4.50            04/01/2000

                                       19

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During January 1992, the Company entered into a five-year consulting agreement with Dr. Smith, one of its directors. The agreement provided for a monthly fee of $1,500 commencing in July 1992. During 1993, the agreement was amended to provide a monthly fee of $5,000 commencing in June 1993. The agreement terminated in 1996. For each of the years ended December 31, 1995 and 1994, $60,000 of such fees were expensed, and of these amounts $40,000 and $15,000 respectively, were included in accounts payable.

      During 1993, the Company entered into an employment agreement with Stephen Barbour, who is the brother of the President of the Company, whereby Mr. Stephen Barbour would receive, as part of his employment contract, a salary of $60,000 per year, 15,000 shares of the Common Stock and commissions of 15% on the monthly gross profit of the Company's training division. The agreement terminated in 1996. At December 31, 1995 and 1994, commissions of $1,030 and $3,711, respectively, were recorded and included in accrued liabilities.

      In August 1995, the Company entered into an agreement with Mezzanine Financial Relations, Inc., a financial relations company ("Mezzanine"), to assist the Company in the evaluation of, and formulation of terms for certain companies identified in the Company's strategic acquisition plan. Mr. Sudduth, a director of the Company, is the Chairman of the Board and a shareholder of Mezzanine. Pursuant to the agreement, the Company paid Mezzanine a cash fee of $115,000 concurrent with the closing of the Henley Healthcare Division acquisition, which acquisition is discussed below. Additionally, pursuant to the agreement, the Company issued to Mezzanine a four-year warrant to purchase 25,000 shares of the Company's common stock at a price of $6.75 per share, which was the market price of the Company's Common Stock on the date of the grant. This warrant is exercisable from February 16, 1996 through August 16, 1999.

      On April 30, 1996, the Company entered into an agreement with Maxxim, whereby the Company purchased certain assets (and assumed certain liabilities) associated with the Henley Healthcare Division ("Henley") of Maxxim for an estimated purchase price of approximately $13 million. The purchase price was paid by the issuance of the Company's convertible subordinated promissory note in the principal amount of $7 million, with the balance of the purchase price paid in cash. Mr. Davidson and Dr. Henley are currently employed by Maxxim, with Mr. Davidson serving in the capacities of chairman of the board, chief executive officer and president and Dr. Henley serving as a director and consultant.

      In May 1996, the Company entered into an additional agreement with Mezzanine pursuant to which Mezzanine agreed to provide financial consulting services with regard to potential mergers and acquisitions in consideration for a monthly fee of $10,000, such agreement to terminate after three months.

      In May 1996, the Company paid Dr. Rubio a fee of $12,500 for Dr. Rubio's services in connection with the Company's Food and Drug Administration ("FDA") application submission.

AUDITORS

      Goldstein Golub Kessler & Company, P.C., certified public accountants ("GGK"), have served as the independent auditors of the Company since October 1994. It is not proposed that any formal action to be taken at the Annual Meeting with respect to the continued employment of GGK, inasmuch as no such action is legally required. Representatives of GGK plan to attend the Annual Meeting and will be available to answer appropriate questions.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act requires a company's directors and executive officers, and persons who own more than 10% of the equity securities of the company to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Common Stock.

                                       20

      During the fiscal year ended December 31, 1995, the Company's directors, executive officers and greater than 10% shareholders were not subject to the reporting requirements of Section 16(a) of the Exchange Act, as the Company's securities were not then registered under Section 12 of the Exchange Act.

MISCELLANEOUS MATTERS

      The annual report on Form 10-KSB covering the fiscal year ended December 31, 1995 accompanies this Proxy Statement. Any shareholder proposals to be included in the Board of Directors' solicitation of proxies for the 1997 annual meeting of Shareholders must be received by the Company at its principal executive offices, located at 120 Industrial Boulevard, Sugarland, Texas 77478, no later than February 25, 1997. The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, a number of regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person or by telephone. The persons designated to vote shares covered by the Board of Directors' proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the Annual Meeting. Management of the Company does not expect that any matters other than those referred to in this proxy statement will be presented for action at the Annual Meeting.

                                      By Order of the Board of Directors,

                                      /s/ MICHAEL M. BARBOUR,
                                          President and Chief Executive Officer

                                       21

                                    EXHIBIT A

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                                LASERMEDICS, INC.

               Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, Lasermedics, Inc. hereby adopts these Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE ONE

               The name of the corporation is Lasermedics, Inc. (the "Corporation").

                                   ARTICLE TWO

               The following amendments to the Articles of Incorporation of the Corporation were adopted by the shareholders of the Corporation on July 18, 1996 at the Corporation's Annual Meeting of Shareholders. The amendments affect Article One (concerning the name of the Corporation), Article Four (concerning the Corporation's authorized capital stock) and Article Six (concerning cumulative voting in the election of directors) of the Articles of Incorporation.

Article Four is amended and restated in its entirety as follows:

                                  "ARTICLE FOUR

               The Corporation shall have the authority to issue two classes of shares, to be designated respectively, "Preferred Stock" and "Common Stock". The total number of shares which the Corporation is authorized to issue is 22,500,000. The number of Preferred shares authorized is 2,500,000 and the par value of each such share is Ten Cents ($.10). The number of Common shares authorized is 20,000,000, and the par value of each such share is One Cent ($.01).

               The Preferred Stock may be issued in one or more series. The Board of Directors is hereby authorized to fix or alter by resolution or resolutions, the designations, preferences, and relative participating, optional or other special rights of the shares of each such series and the qualifications, limitations or restrictions thereon, including, but not limited to, determination of the dividend rights, dividend rates, conversion rights, voting rights and rights in terms of redemption."

                                        1

               Article Six is amended by deleting the last sentence of the second paragraph thereof and replacing such deleted sentence with the following:

 "Cumulative voting of shares in the election of directors is expressly denied."

               The number of shares of the Corporation outstanding at the time of such adoption was 1,482,225 and the number of shares entitled to vote thereon was 1,482,225.

                                  ARTICLE FOUR

               The number of shares of the Corporation voted for the amendment was__________ and the number of shares of the Corporation voted against the amendment was __________.


Dated July     , 1996.                      LASERMEDICS, INC.



                                            By:_________________________________
                                               Michael M. Barbour, President and
                                               Chief Executive Officer

                                        2

                                    EXHIBIT B

                                LASERMEDICS, INC.

                            1996 INCENTIVE STOCK PLAN

1. Purpose of the Plan

               This Lasermedics, Inc. 1996 Incentive Stock Plan is intended to provide a means through which the Company and its Subsidiaries may attract able persons to enter into the employ of the Company or its Subsidiaries, and to promote the interests of the Company by providing the employees and consultants and consultants of the Company or any Subsidiary corporation, who are largely responsible for the management, growth and protection of the business of the Company, with a proprietary interest in the Company, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of the Plan is to provide such persons with additional incentive and reward opportunities to enhance the profitable growth of the Company.

2. DEFINITIONS

               As used in the Plan, the following definitions apply to the terms indicated below:

               (a) "Board of Directors" shall mean the Board of Directors of Lasermedics, Inc.

               (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company by reason of (i) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's Policies and Procedures Manual, if any, then in effect.

               (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 11 hereof.

               (d) "Change in Control" shall mean:

                  (i) a "change in control" of the Company, as that term is contemplated in the federal securities laws; or

                  (ii) the occurrence of any of the following events:

                           (1) any Person becomes, after the effective date of
                  this Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; provided, that the Board of Directors (as constituted immediately prior to such person becoming such a beneficial owner) may determine, in its sole discretion, that a Change in Control has not occurred; and provided further, that the acquisition of additional voting securities, after the effective date of this Plan, by any Person who is, as of the effective date of this Plan, the beneficial owner, directly or indirectly, of 30% or more of the combined voting power of the Company's then outstanding securities, shall not constitute a "Change in Control" of the Company for purposes of this Section 2(d).

                           (2) a majority of individuals who are nominated by
                  the Board of Directors for election to the Board of Directors on any date, fail to be elected to the Board of Directors as a direct or indirect result of any proxy fight or contested election for positions on the Board of Directors; or

                           (3) the Board of Directors determines in its sole and
                  absolute discretion that there has been a change in control of the Company.

               (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to any Section and any treasury regulations thereunder.

               (e) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan.

               (f) "Common Stock" shall mean the Company's common stock, par value $.01 per share.

               (g) "Company" shall mean Lasermedics, Inc., a Texas corporation, and each of its Subsidiaries, and its successors.

               (h) "Consultant" shall mean any person who is engaged by the Company or any Subsidiary to render consulting services and is compensated for such services.

               (i) "Employee" shall mean any person who is an employee of the Company or any Subsidiary within the meaning of Section 3401(c) of the Code and the applicable interpretive authority thereunder.

               (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

               (k) the "Fair Market Value" of a share of Common Stock on any date shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

               (l) "Incentive Award" shall mean an Option, a share of Restricted Stock, a Performance Award, a share of Phantom Stock, a Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

               (m) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

               (n) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 7(d) hereof.

               (o) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

               (p) "Option" shall mean an option to purchase shares of Common Stock of the Company granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

               (q) "Parent" shall mean a "parent corporation" of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (r) "Participant" shall mean an Employee or Consultant who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be, to the extent permitted hereby.

               (s) "Performance Award" shall mean an award payable in cash or Common Stock, which award is granted pursuant to Section 8 hereof and subject to the terms and conditions contained therein.

               (t) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and regulations in effect from time to time thereunder.

               (u) a share of "Phantom Stock" shall represent the right to receive in cash the Fair Market Value of a share of Common Stock of the Company, which right is granted pursuant to Section 9 hereof and subject to the terms and conditions contained therein.

               (v) "Plan" shall mean the Lasermedics, Inc. 1996 Incentive Stock Plan, as it may be amended from time to time.

               (w) a share of "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms of Section 7 hereof and which is subject to the restrictions set forth in Section 7(c) hereof for so long as such restrictions continue to apply to such share.

               (x) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

               (y) "Stock Bonus" shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 10 hereof.

               (z) "Subsidiary" or "Subsidiaries" shall mean any and all corporations in which at the pertinent time the Company owns, directly or indirectly, stock vested with more than 50% of the total combined voting power of all classes of stock of such corporations within the meaning of Section 424(f) of the Code.

               (aa) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3. STOCK SUBJECT TO THE PLAN

               Under the Plan, the Committee may grant to Participants: (i) Options; (ii) shares of Restricted Stock; (iii) Performance Awards; (iv) shares of Phantom Stock; (v) Stock Bonuses; and (vi) Cash Bonuses.

               The Committee may grant Options, shares of Restricted Stock, Performance Awards, shares of Phantom Stock and Stock Bonuses under the Plan with respect to a number of shares of Common Stock that in the aggregate at any time does not exceed 1,200,000 shares of Common Stock, subject to adjustment pursuant to Section 12 hereof. The grant of a Cash Bonus shall not reduce the number of shares of Common Stock with respect to which Options, shares of Restricted Stock, Performance Awards, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Incentive Awards granted to any one individual during any calendar year shall be 500,000 shares of Common Stock, subject to adjustment under
Section 12 hereof. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated in connection with the exercise of Options and the payment of Performance Awards to constitute "qualified performance-based compensation" for purposes of Section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are canceled or repriced.

               If any outstanding Option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grant under the Plan. If any shares of Restricted Stock or Phantom Stock, or any shares of Common Stock granted as a Performance Award or a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

               Shares of Common Stock issued under the Plan may be either newly issued or treasury shares, at the discretion of the Committee.

4.             ADMINISTRATION OF THE PLAN

               The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be both (i) a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) promulgated under Section 16 of the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder. The Committee shall from time to time designate the key Employees and Consultants of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

               The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary.
Decisions of the Committee shall be final and binding on all parties.

               The Committee may, in its absolute discretion (i) accelerate the date on which any Option granted under the Plan becomes exercisable, (ii) extend the date on which any Option granted under the Plan ceases to be exercisable,
(iii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 7(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iv) accelerate the Vesting Date or waive any condition imposed pursuant to Section 9 hereof, with respect to any share of Phantom Stock granted under the Plan.

               In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 hereof, Incentive Awards granted on the condition of surrender of outstanding Incentive Awards shall not count against the limits set forth in such Section 3 until such time as such Incentive Awards are surrendered.

               Except as provided in Section 6(e)(4) hereof, whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee in its absolute discretion.

               No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. ELIGIBILITY

               The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those Employees who are largely responsible for the management, growth and protection of the business of the Company or any Subsidiary (including officers of the Company, whether or not they are directors of the Company) or (ii) any Consultant, as the Committee, in its absolute discretion, shall select from time to time; PROVIDED, HOWEVER, Incentive Stock Options may only be granted to Employees.

6. OPTIONS

               The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

               (a) IDENTIFICATION OF OPTIONS

               All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

               (b) EXERCISE PRICE

               The exercise price of any Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Option is granted; PROVIDED, that such price shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Option is granted, subject to (i) the restrictions provided in Section 6(d) hereof and
(ii) the adjustments provided in Section 12 hereof.

               (c) TERM AND EXERCISE OF OPTIONS

                           (1) Each Option shall be exercisable on such date or
                  dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; PROVIDED, HOWEVER, that (A) subject to the restrictions provided in Section 6(d) hereof, no Option shall be exercisable after the expiration of ten years from the date such Option was granted and (B) no Option shall be exercisable until six months after the date of grant; and, PROVIDED, FURTHER, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

                           (2) Each Option shall be exercisable in whole or in
                  part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

                           (3) An Option shall be exercised by delivering notice
                  to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer, (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, (iii) subject to the approval of the Committee, in the form of a "cashless exercise" (as described below) or (iv) subject to the approval of the Committee, in any combination of the foregoing. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

                           The cashless exercise of an Option shall be pursuant
                  to procedures whereby the Participant by written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price, (ii) the delivery of the shares of Common Stock directly from the Company to a brokerage firm and (iii) delivery of the exercise price from the sale or the margin loan proceeds from the brokerage firm directly to the Company.

                           (4) Any Option granted under the Plan may be
                  exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a duly endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

                           (5) Certificates for shares of Common Stock purchased
                  upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; PROVIDED, HOWEVER, that such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

                           (6) During the lifetime of a Participant each Option
                  granted to him shall be exercisable only by him or a broker-dealer acting on behalf of such Participant pursuant to
                  Section 6(c)(4) hereof. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

                  (d) LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS

                           (1) The aggregate Fair Market Value of shares of
                  Common Stock with respect to which "incentive stock options" (within the meaning of Section 422 without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan (and any other stock option plan of the Company, or of its Parent or any Subsidiary) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. If such aggregate Fair Market Value of shares of Common Stock underlying such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of such regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such regulations promulgated under the Code (and authority), or if such regulations (or authority) require or permit a designation of the options which shall cease to constitute Incentive Stock Options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

                           (2) No Incentive Stock Option may be granted to an
                  individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, unless (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

                  (e) EFFECT OF TERMINATION OF EMPLOYMENT

                           (1) If the employment of a Participant with the
                  Company shall terminate for any reason other than Cause, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant
                  (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of its term.

                           (2) If the employment of a Participant with the
                  Company shall terminate as a result of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of its term.

                           (3) In the event of the termination of a
                  Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

                           (4) A Participant's employment with the Company shall
                  be deemed terminated if the Participant's leave of absence (including military or such leave or other bona fide leave of absence) extends for more than 90 days and the Participant's continued employment with the Company is not guaranteed by contract or statute.

                  (f) ACCELERATION OF EXERCISE DATE UPON CHANGE IN CONTROL

               Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7. RESTRICTED STOCK

               The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

               (a) ISSUE DATE AND VESTING DATE

               At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 7(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 7(b) hereof are satisfied, and except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 7(c) hereof shall cease to apply to such share.

               (b) CONDITIONS TO VESTING

               At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that (i) the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares and (ii) prohibiting an election by the Participant under Section 83(b) of the Code.

               (c) RESTRICTIONS ON TRANSFER PRIOR TO VESTING

               Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

               (d) ISSUANCE OF CERTIFICATES

                  (1) Except as provided in Sections 7(c) or 7(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; PROVIDED, that the Company shall not cause to be issued such a stock certificates unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                  THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE LASERMEDICS, INC. 1996 INCENTIVE STOCK PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND LASERMEDICS, INC. A COPY OF THE PLAN AND AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF LASERMEDICS, INC., 120 INDUSTRIAL BOULEVARD, SUGARLAND, TEXAS 77478.

               Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

                             (2) Each certificate issued pursuant to Paragraph
               7(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company. The Company shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

               (e) CONSEQUENCES UPON VESTING

               Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 7(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 7(d)(1) hereof, together with any other property of the Participant held by Company pursuant to Section 12(a) hereof; PROVIDED, HOWEVER, that such delivery shall be effected for all purposes when the Company shall have deposited such certificate and other property in the United States mail, addressed to the Participant.

               (f) EFFECT OF TERMINATION OF EMPLOYMENT

                           (1) If the employment of a Participant with the
                  Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 7(b) hereof. Such portion may equal zero.

                           (2) In the event of the termination of a
                  Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the commencement of business on the date of such termination shall immediately be forfeited.

               (g) EFFECT OF CHANGE IN CONTROL

               Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred) shall immediately vest.

8. PERFORMANCE AWARDS

               The Committee may grant Performance Awards pursuant to the Plan. Each grant of Performance Awards shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of Performance Awards shall comply with and be subject to the following terms and conditions:

               (a) PERFORMANCE PERIOD AND PERFORMANCE AWARD

                           (1) With respect to each grant of a Performance
                  Award, the Committee shall establish a performance period over which the performance of the applicable Participant shall be measured.

                           (2) In determining the amount of the Performance
                  Award to be granted to a particular Participant, the Committee may take into account such factors as the Participant's responsibility level and growth potential, the amount of other Incentive Awards granted or received by such Participant, and such other considerations as the Committee deems appropriate. Each Performance Award shall be subject to a maximum value as established by the Committee at the time of grant of such award; PROVIDED, HOWEVER, the maximum value that can be granted as a Performance Award to any one individual during any calendar year is $1,000,000.

               (b) PERFORMANCE MEASURES

               A Performance Award shall be awarded to a Participant contingent upon future performance of the Company (or any Subsidiary, division or department thereof) by or in which the Participant is employed or responsible during the performance period. The Committee shall establish, in writing, the performance measures applicable to such performance within 90 days after the commencement of the performance period, to which such measures relate, and at a time when the outcome of such performance measures are substantially uncertain within the meaning of Section 162(m) of the Code, subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events or changes.

               (c) PAYMENT

               Upon the expiration of the performance period relating to a Performance Award granted to a Participant, such Participant shall be entitled to receive payment of an amount not exceeding the maximum value of the Performance Award, based on the achievement of the performance measures for such performance period, as determined by the Committee. The Committee shall certify in writing prior to the payment of a Performance Award that the applicable performance measures and any other material terms of the grant have been satisfied. Subject to Section 3 hereof, payment of a Performance Award may be made in cash, Common Stock or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in Common Stock shall be based on the Fair Market Value of the Common Stock on the payment date.

               (d) EFFECT OF TERMINATION OF EMPLOYMENT

               If the employment of a Participant shall terminate for any reason prior to the expiration of the applicable performance period, the Performance Awards relating to such performance period, shall immediately be forfeited as of the commencement of business on the date of such termination, except as may be determined by the Committee in its sole and absolute discretion, or as may be otherwise provided in the agreement evidencing such Performance Award.

               (e) EFFECT OF CHANGE IN CONTROL

               Upon the occurrence of a Change in Control, the Committee (as constituted immediately prior to such Change in Control) shall determine, in its sole discretion, whether Performance Awards, which have not theretofore satisfied the requisite performance measure or for which the performance period has not expired, shall immediately be paid or whether such Performance Awards shall remain outstanding according to its respective terms.

9. PHANTOM STOCK

               The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

               (a) VESTING DATE

               At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 9(c) hereof are satisfied, and except as provided in Section 9(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

               (b) BENEFIT UPON VESTING

               Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 90 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Common Stock of the Company on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

               (c) CONDITIONS TO VESTING

               At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

               (d) EFFECT OF TERMINATION OF EMPLOYMENT

                           (1) If the employment of a Participant with the
                  Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 9(c) hereof. Such portion may equal zero.

                           (2) In the event of the termination of a
                  Participant's employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

               (e) EFFECT OF CHANGE IN CONTROL

               Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested shall immediately vest.

10. STOCK BONUSES

               The Committee may, in its absolute discretion, grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

11. CASH BONUSES

               The Committee may, in its absolute discretion, grant in connection with any grant of Restricted Stock or shares of Common Stock granted as a Performance Award or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock, Performance Award or Stock Bonus, in such amounts as the Committee shall determine from time to time; PROVIDED, HOWEVER, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or shares of Common Stock granted pursuant to a Performance Award or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

12. ADJUSTMENT UPON CHANGES IN COMMON STOCK

                  (a) OUTSTANDING RESTRICTED STOCK, PERFORMANCE AWARDS, AND
                      PHANTOM STOCK

               Unless the Committee in its absolute discretion otherwise determines, if a Participant receives any securities or other property (including dividends paid in cash) with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split recapitalization, merger, consolidation, combination, exchange of shares or otherwise, such securities or other property will not vest until such share of Restricted Stock vests, and shall be held by the Company pursuant to
 Paragraph 7(d)(2) hereof as if such securities or other property were unvested shares of Restricted Stock.

               The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, any shares of Common Stock upon the grant of a Performance Award or any grant of shares of Phantom Stock, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

                  (b) STOCK SUBJECT TO PLAN, OUTSTANDING OPTIONS, INCREASE OR
                      DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION

               Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust (i) the number of shares of Common Stock for which Incentive Awards may be granted under the Plan and (ii) the number of shares and the exercise price per share of Common Stock subject to each outstanding Option.

               (c) OUTSTANDING OPTIONS, CERTAIN MERGERS

               Subject to any required action by the stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall entitle the Participant to acquire upon exercise the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

               (d) OUTSTANDING OPTIONS, CERTAIN OTHER TRANSACTIONS

               In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                  (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over
         (B) the exercise price of such Option; or

                  (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

               (e) OUTSTANDING OPTIONS, OTHER CHANGES

               In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 12(b),
(c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

               (f) NO OTHER RIGHTS

               Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option.

13. RIGHTS AS A STOCKHOLDER

               No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 12 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14. NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

               Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

               No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

15. SECURITIES MATTERS

               (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

               (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

               (c) It is intended that the Plan and any grant of an Incentive Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3 promulgated thereunder. If any provision of the Plan or any such Incentive Award would disqualify the Plan or such Incentive Award under, or would otherwise not comply with, Rule 16b-3, such provision or Incentive Award shall be construed or deemed amended to conform to Rule 16b-3 to the extent permitted by applicable law and deemed advisable by the Board of Directors.

16. QUALIFIED PERFORMANCE-BASED COMPENSATION

               It is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options granted hereunder with an exercise price not less than Fair Market Value of a share of Common Stock on the date of grant and (ii) the payment of a Performance Award granted hereunder, shall constitute "qualified performance based compensation" within the meaning of such Section and the interpretive authority thereunder. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of
Section 162(m) to the extent permitted by applicable law and deemed advisable by the Board of Directors; provided that no such construction or amendment shall have an adverse effect on the economic value to a Participant of any Incentive Award previously granted hereunder.

17. WITHHOLDING TAXES

               Whenever shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock, the payment of a Performance Award in shares of Common Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the grant of a Cash Bonus, the payment of a Performance Award or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

18. AMENDMENT OF THE PLAN

               The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, PROVIDED, HOWEVER, that without approval of the stockholders no revision or amendment shall (i) except as provided in Section 12 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (ii) except as provided in Section 12 hereof, increase the maximum number of shares of Common Stock that may be subject to an Incentive Award granted to any one individual for any calendar year, (iii) increase the maximum value that can be awarded as a Performance Award, (iv) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan, (v) materially modify the requirements as to eligibility for participation in the Plan, (vi) extend the term of the Plan or (vii) decrease any authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

19. NO OBLIGATION TO EXERCISE

               The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

20. TRANSFERS UPON DEATH

               Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

21. EXPENSES AND RECEIPTS

               The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

22. FAILURE TO COMPLY

               In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part as the Committee, in its absolute discretion, may determine.

23. EFFECTIVE DATE AND TERM OF PLAN

               The Plan was adopted by the Board of Directors on January 15, 1996, subject to approval by the stockholders of the Company in accordance with applicable law, the requirements of Sections 422 and 162(m) of the Code and the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act. No Incentive Award may be granted under the Plan after June 30, 2006. Incentive Awards may be granted under the Plan at any time prior to the receipt of such stockholder approval; PROVIDED, HOWEVER, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock, Performance Award or Stock Bonus prior to the receipt of such approval and no Cash Bonus or payment with respect to a Performance Award or a share of Phantom Stock shall be paid prior to the receipt of such approval. If the Plan is not so approved prior to September 30, 1996, then the Plan and all Incentive Awards then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.

                                    EXHIBIT C

                                LASERMEDICS, INC.

                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


               I. PURPOSE OF THE PLAN. This Lasermedics, Inc. 1996 Non-Employee Director Stock Option Plan (the "PLAN") is adopted, subject to stockholder approval, for the benefit of the directors of the Lasermedics, Inc. (the "COMPANY") who, at the time of their service, are not employees of the Company or any of its subsidiaries (the "NON-EMPLOYEE DIRECTORS"), and is intended to advance the interests of the Company by providing the Non-Employee Directors with additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

               II. ADMINISTRATION OF THE PLAN.

               A. The Plan shall be administered by the Board of Directors of the Company (the "BOARD") or the Compensation Committee, which Compensation Committee shall consist of not less than two members of the Board. For the purposes of this Plan, a majority of the members of the Compensation Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. No member of the Compensation Committee shall be liable for any act or omission of any other member of the Compensation Committee or for any act or omission on his own part, including (without limitation) the exercise of any power or discretion given to him under this Plan, except those resulting from his own gross negligence or willful misconduct.

               B. The Compensation Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any option ("OPTION") or cash fee award ("CASH FEE AWARD") granted under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Compensation Committee shall be final and binding on all parties. Notwithstanding the above, the selection of Non-Employee Directors to whom Options are to be granted, the number of shares subject to any Option, the exercise price of any Option and the ten-year maximum term of any Option shall be as hereinafter provided, and the Compensation Committee shall have no discretion as to such matters.

               III. STOCK RESERVED FOR THE PLAN. The total number of shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK") with respect to which Options may be granted under the Plan, shall not exceed the aggregate of 250,000 shares; PROVIDED, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Section 15 of this Plan. Such shares may be treasury shares or authorized but unissued shares. The Company shall reserve for issuance pursuant to this Plan such number of shares of Common Stock as may from time to time be subject to Options granted hereunder. If any Option expires or is canceled prior to its exercise in full, the shares theretofore subject to such Option may again be made subject to an Option under the Plan. All Options granted under the Plan will constitute non-qualified options ("NQO").

               IV. GRANT OF OPTIONS.

               A. NON-EMPLOYEE DIRECTORS ON THE EFFECTIVE DATE OF THIS PLAN:
INITIAL GRANT. Subject to the provisions of Section 18 hereof, there shall be granted to each person who is a Non-Employee Director on the effective date of this Plan (an "EXISTING DIRECTOR") a one-time NQO to purchase 25,000 shares of Common Stock at a per share exercise price equal to the Fair Market Value (defined below) of a share of Common Stock on such date.

               B. NON-EMPLOYEE DIRECTORS ELECTED AFTER THE EFFECTIVE DATE OF THIS PLAN: INITIAL GRANT. Subject to the provisions of Section 18 hereof, for so long as this Plan is in effect and shares are available for the grant of NQOs hereunder, each person who is elected as a Non-Employee Director of the Company after the effective date of this Plan and who is (A) not an Existing Director,
(B) not appointed or elected to the Board in connection with or as a result of the completion of a financing or acquisition transaction in which the appointment or election of such person, or the execution of an agreement obligating the parties thereto to vote in favor of the appointment or election of such person, is a condition to the obligation of any party to the transaction to complete the transaction and (C) not otherwise an employee of the Company or any of the Company's subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "CODE") (a "NEW DIRECTOR") (Existing Directors and New Directors are hereinafter sometimes referred to herein as "ELIGIBLE DIRECTORS") shall be granted a one-time NQO to purchase 25,000 shares of Common Stock at a per share exercise price equal to the Fair Market Value (defined below) of a share of Common Stock on such date (subject to the adjustments provided in Section 15 hereof). This Section 4(b) shall only apply to a Non-Employee Director the first time he or she is elected a director of the Company. Persons elected to be a director for a second or any subsequent term shall be granted NQOs in accordance with Section 4(c) below.

               C. ANNUAL OPTION GRANT TO NON-EMPLOYEE DIRECTORS: SUBSEQUENT GRANT. Subject to the provisions of Section 18 hereof, for so long as this Plan is in effect and there are shares available for the grant of NQOs hereunder (beginning with those Eligible Directors reelected at the Company's 1997 annual meeting of stockholders), each Eligible Director who shall be reelected a Non-Employee Director for his or her second or any subsequent term after the effective date of this Plan, shall be granted an NQO to purchase 10,000 shares of Common Stock at a per share exercise price equal to the Fair Market Value (defined below) of a share of Common Stock on such date (subject to the adjustments provided in Section 15 hereof). This Section 4(c) shall only apply to an Eligible Director on his or her second or any subsequent election to the Company's Board of Directors.

               D.For the purposes of this Section 4, the "FAIR MARKET VALUE" as of any particular date shall mean (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Compensation Committee in its absolute discretion.

               V. CASH FEE AWARDS.

               At the direction of the Board, the Company may pay cash fees to Eligible Directors from time to time for serving on the Board and for attendance at meetings of the Board or committees thereof (the "CASH FEE AWARDS"). Each Eligible Director may elect on the date of each annual meeting of stockholders, in a writing delivered to the Company's principal executive offices at 120 Industrial Boulevard, Sugarland, Texas 77478, to have his Cash Fee Awards paid to him in shares of Common Stock, such number of shares of Common Stock to be determined by dividing the amount of each Cash Fee Award by the Fair Market Value (as defined in Section 4(d)) of a share of Common Stock on the last day of the calendar month in which the Cash Fee Award is awarded. Such election by an Eligible Director to have his Cash Fee Awards paid to him in shares of Common Stock shall remain valid until the date of the next annual meeting of stockholders, and if the Eligible Director does not make another written election of conversion of Cash Fee Awards at that time, his Cash Fee Awards for the next year shall be paid in cash.

               VI. OPTION AGREEMENT. Each NQO granted under the Plan shall be evidenced by an agreement, in a form approved by the Compensation Committee, which shall be subject to the terms and conditions of the Plan. Any agreement may contain such other terms, provisions and conditions as may be determined by the Compensation Committee and that are not inconsistent with the Plan.

               VII. VESTING AND TERM OF OPTIONS. Each NQO granted under this Plan shall vest in full on the date of grant; PROVIDED, HOWEVER, that no NQO shall be exercisable until the expiration of six (6) months after the date of grant, and PROVIDED, FURTHER, that such NQO shall be subject to termination as provided in Section 9 hereof. Each option agreement shall provide that the NQO shall expire ten years from the date of grant, unless sooner terminated pursuant to Section 9 hereof.

               VIII. EXERCISE OF OPTIONS. NQOs shall be exercisable at any time after the expiration of six (6) months from the date of grant, subject to termination as provided in Section 9 hereof. NQOs shall be exercised by written notice to the Company setting forth the number of shares with respect to which the NQO is being exercised and specifying the address to which the certificates representing such shares are to be mailed. Such notice shall be accompanied by cash or certified check, bank draft, or postal or express money order payable to the order of the Company, for an amount equal to the product obtained by multiplying the exercise price of the NQO by the number of shares of Common Stock with respect to which the NQO is then being exercised. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Eligible Director a certificate or certificates representing the number of shares of Common Stock with respect to which such NQO has been so exercised, issued in the Eligible Director's name; PROVIDED, HOWEVER, that such delivery shall be deemed effected for all purposes when the Company's transfer agent shall have deposited such certificates in the United States mail, addressed to the Eligible Director, at the address specified pursuant to this Section 8.

               Any NQO granted under the Plan may be exercised by a broker-dealer acting on behalf of an Eligible Director if (i) the broker-dealer has received from the Eligible Director or the Company a duly endorsed agreement evidencing such NQO and instructions signed by the Eligible Director requesting the Company to deliver the shares of Common Stock subject to such NQO to the broker-dealer on behalf of the Eligible Director and specifying the account into which such shares should be deposited and (ii) the broker-dealer and the Eligible Director have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

               IX. TERMINATION OF OPTIONS.

               Except as may be otherwise expressly provided in this Plan or otherwise determined by the Compensation Committee, each NQO, to the extent it shall not have been exercised previously, shall terminate on the earliest of the following:

               A.On the last day of the three-month period commencing on the date on which the Eligible Director ceases to be a member of the Board for any reason other than the death of the Eligible Director, during which period the Eligible Director shall be entitled to exercise all NQOs held by the Eligible Director on the date on which the Eligible Director ceased to be a member of the Board that could have been exercised on such date;

               B.On the last day of the six-month period commencing on the date of the Eligible Director's death while serving as a member of the Board, during which period the executor or administrator of the Eligible Director's estate or the person or persons to whom the Eligible Director's NQO shall have been transferred by will or the laws of descent or distribution, shall be entitled to exercise all NQOs in respect of the number of shares that the Eligible Director would have been entitled to purchase had the Eligible Director exercised such NQOs on the date of his death;

               C.Ten years after the date of grant of such NQO; or

               d. The point in time when no shares of Common Stock reserved for issuance pursuant to NQOs granted under the Plan are available.

               X. ASSIGNABILITY OF OPTIONS. During the term of an NQO, the NQO shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution. Each NQO shall be exercised during the Eligible Director's lifetime only by the Eligible Director.

               XI. NO RIGHTS AS STOCKHOLDER. No Eligible Director shall have any rights as a stockholder with respect to shares covered by an NQO until the date of issuance of a stock certificate or certificates representing such shares. Except as provided in Section 15 hereof, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of certificates representing shares of Common Stock purchased pursuant to exercise of this NQO.

               XII. EXTRAORDINARY CORPORATE TRANSACTIONS. If the Company effects a merger, consolidation, acquisition, separation, reorganization, liquidation or similar transaction, the Company may substitute new options for the NQOs outstanding under the Plan or a corporation other than the Company, including (without limitation) a parent or subsidiary of the Company, may assume the Company's duties as to NQOs outstanding under the Plan. Notwithstanding the foregoing or the provisions of Section 14 hereof, in the event such corporation or parent or subsidiary of the Company does not substitute new and substantially equivalent option rights for, or assume, the NQOs then outstanding under the Plan, all such outstanding NQOs shall be canceled, immediately prior to the effective date of such extraordinary corporate transaction, and in full consideration of such cancellation, the Eligible Director to whom the NQO was granted shall be paid an amount in cash equal to the excess of (i) the value, as determined by the Compensation Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event less (ii) the exercise price of the NQO.

               Except as otherwise expressly provided in this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either on direct sale or on the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding NQOs.

               XIII. INVESTMENT REPRESENTATIONS. If the shares issuable on exercise of an NQO are not registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Company may imprint on the certificate representing such shares the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Securities
Act:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

The Company may, but shall in no event be obligated to, register any securities covered under this Plan pursuant to the Securities Act and, if any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action to cause the exercise of an NQO or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

               XIV. AMENDMENT OR TERMINATION. The Board may amend, modify, revise or terminate this Plan at any time and from time to time; PROVIDED, HOWEVER, that without the further approval of the holders of a majority of the Company's outstanding securities present and in person or by proxy and entitled to vote at an annual or special meeting of the stockholders, or if the provisions of the Company's charter or bylaws or applicable state law prescribes a greater degree of stockholder approval for this action, without the degree of stockholder approval so required, the Board may not (a) materially increase the benefits accruing to Eligible Directors under this Plan; (b) except as provided in Section 15 hereof, materially increase the number of shares of Common Stock that may be issued under this Plan; or (c) materially modify the requirements as to eligibility for participation in this Plan. In addition, this Plan may not be amended more than once every six months with respect to the Plan provisions referred to in Rule 16b-3(c)(2)(ii)(A) under the Securities Exchange Act of 1934, as amended, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All NQOs granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all NQOs outstanding under this Plan at the time of such amendment, modification or revision. If this Plan is terminated by action of the Board, all outstanding NQOs may be terminated.

               XV. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding NQOs shall not affect in any way the right or power of the Company or its stockholders to make or authorize the dissolution or liquidation of the Company, any sale or transfer of all or any part of the Company's assets or business, any reorganization or other corporate act or proceeding, whether of a similar character or otherwise, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock senior to or affecting the Common Stock or the rights thereof; PROVIDED, HOWEVER, that if (a) the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or (b) the outstanding shares of Common Stock shall be combined a smaller number of shares thereof, then (x) the number of shares of Common Stock available for the grant of NQOs under the Plan shall be proportionally adjusted to equal the product obtained by multiplying such number of available shares remaining by a fraction, the numerator of which is the number of outstanding shares of Common Stock after giving effect to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock prior to such combination or subdivision, (y) the exercise price of any NQO then outstanding under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such exercise price by a fraction, the numerator of which is the number of outstanding shares of Common Stock prior to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock after giving effect to such combination or subdivision, and (z) the number of shares of Common Stock issuable on the exercise of any NQO then outstanding under the Plan or thereafter granted under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such number of shares of Common Stock by a fraction, the numerator of which is the number of outstanding shares of Common Stock after giving effect to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock prior to such combination or subdivision.

               XVI. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of NQOs thereunder, and the obligation of the Company to sell and deliver shares acquirable on exercise of such NQOs, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to sell or issue any shares on exercise of any NQO if the issuance of such shares shall constitute a violation by the Eligible Director or the Company of any provisions of any law or regulation of any governmental authority. Each NQO granted under this Plan shall be subject to the requirement that, if at any time the Board or the Compensation Committee shall determine that (i) the listing, registration or qualification of the shares subject thereto on any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, (ii) the consent or approval of any governmental regulatory body, or (iii) the making of investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such NQO may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained, free of any conditions not acceptable to the Compensation Committee. Any determination in this connection by the Compensation Committee shall be final, binding and conclusive.

               XVII. INDEMNIFICATION OF COMPENSATION COMMITTEE AND BOARD OF DIRECTORS. The Company shall, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any NQOs granted hereunder by reason of the fact that such person is or was at any time a director of the Company or a member of the Compensation Committee against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification shall inure to the benefit of the heirs, executors and administrators of each such person and is in addition to all other rights to which such person may be entitled by virtue of the bylaws of the Company or as a matter of law, contract or otherwise.

               XVIII. EFFECTIVE DATE OF THE PLAN. This Plan shall become effective, subject to stockholder approval, on January 15, 1996. This Plan, and all NQOs granted under this Plan prior to stockholder approval, shall be void and of no further force and effect unless this Plan shall have been approved by the requisite vote of the stockholders entitled to vote at a meeting of the stockholders of the Company called for such purpose prior to September 30, 1996. No NQO shall be granted pursuant to this Plan on or after June 30, 2006.


                                LASERMEDICS, INC.
               THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
                         ANNUAL MEETING OF JULY 18, 1996

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS JULY 18, 1996

         The undersigned stockholder of Lasermedics, Inc. (the "Company") hereby appoints Michael M. Barbour and Dan D. Sudduth, or either of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Westin Galleria Hotel, San Felipe Room, located at 5060 West Alabama, Houston, Texas 77056, on Thursday, July 18, 1996, at 10:00 a.m., Houston Time, and at any adjournments of said meeting, all of the shares of the Company's common stock in the name of the undersigned or which the undersigned may be entitled to vote.

1. THE ELECTION OF DIRECTORS

Nominees are Michael M. Barbour, Dr. Chadwick F. Smith, Dan D. Sudduth, Dr. Pedro A. Rubio, Kenneth W. Davidson and Dr. Ernest J. Henley. Cumulative voting rights are permitted. This means that you are entitled to the number of votes equal to six times the number of shares you own. For example, if you own 100 shares, you are entitled to 600 votes for the election of the directors. You may divide these votes anyway you wish among the six candidates. If you want to distribute your votes evenly among the six nominees, place an "x" in the box next to each of their names and do nothing further. If you wish to distribute your votes between the nominees any other way, please place an "x" in each box and the number of votes selected next to each nominee's name.

[ ]   Michael M. Barbour __________       [ ]    Dr. Chadwick F. Smith__________
[ ]   Dan D. Sudduth     __________       [ ]    Dr. Pedro A. Rubio   __________
[ ]   Kenneth W. Davidson__________       [ ]    Dr. Ernest J. Henley __________

Instruction: If you wish to withhold authority to vote for any individual nominee or nominees, write the name or names of the nominee(s) on the line provided below:

[ ] To withhold authority to vote on all nominees for directors listed.

PLEASE NOTE THAT IF YOU FAIL TO DISTRIBUTE ALL OF THE VOTES TO WHICH YOU ARE ENTITLED AMONG THE NOMINEES, ANY VOTES REMAINING WILL BE ALLOCATED EVENLY AMONG THE NOMINEES, EXCEPT THOSE NOMINEES FOR WHOM YOU HAVE SPECIFICALLY INDICATED YOUR INTENT TO WITHHOLD AUTHORITY TO VOTE.

2.   APPROVAL OF THE CHARTER AMENDMENTS
     [ ]   For      [ ] Against        [ ] Abstain

3.   APPROVAL OF THE LASERMEDICS, INC. 1996 INCENTIVE STOCK PLAN
      [ ]   For      [ ] Against        [ ] Abstain

4.   APPROVAL OF THE LASERMEDICS, INC. 1996 NON-EMPLOYEE DIRECTOR STOCK
     OPTION PLAN
     [ ]   For      [ ] Against        [ ] Abstain

5. [ ] In their discretion, upon such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.

           (This Proxy must be dated and signed on the reverse side.)


         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of the nominees above, FOR approval of the Charter Amendments, FOR the approval of the 1996 Lasermedics, Inc. Incentive Stock Plan, FOR the approval of the Lasermedics, Inc. 1996 Amended and Restated Non-Employee Director Stock Option Plan and in accordance with the discretion of the persons designated above with respect to any other business properly before the meeting. Proxy for Annual Meeting of Stockholders

                July 18, 1996




         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith.


Dated   , 1996



           PLEASE MARK, SIGN, DATE AND RETURN IN THE ENVELOPE ENCLOSED